Exhibit 99.1

J.P. MORGAN GLOBAL HIGH YIELD & LEVERAGED FINANCE CONFERENCE FEBRUARY 29, 2016

Forward-Looking Statements This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to “Select” used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries. 2 2

Headquartered in Mechanicsburg, Pennsylvania, Select Medical employs approximately 41,000 staff in the United States. SCALE AND EXPERTISE Leading provider of post-acute services with operations in 46 states and D.C. $3.7 Billion Net Revenue 2015 $399 Million Adjusted EBITDA 2015(1) 10.7% Adjusted EBITDA Margins Founded in 1996 3 Note: (1) See Slide 38 for non-GAAP reconciliation Select Medical Overview

Select Medical’s National Footprint 109 Long-Term Acute Care Hospitals (LTACH) (27 States) 18 Inpatient Rehabilitation Hospitals (8 States) 1,038 Outpatient Rehabilitation Centers (31 States and D.C.) 419 Contract Therapy Locations (30 States and D.C.) 300 Concentra Centers (38 States) 4

Strategy Be the “preferred” provider of post acute care services in our markets Structured relationships to align with patients Partner with academic/major medical institutions Hospital in hospital model in LTACH Experts in our fields – LTACH, Inpatient Rehab, Outpatient Rehab and Occupational Medicine Best in class High quality clinical services Outpatient critical mass Continued growth Rehab JVs Acquisitions within core business lines 5

Recent Developments Physiotherapy Acquisition (“Physio”) On January 25, 2016, announced the acquisition of Physio for $400 million Physio 2015 Adjusted EBITDA of $32.7 million and expected synergies of $20.4 million Kindred Healthcare (“Kindred”) Hospital Swaps In February, agreement with Kindred to swap 5 LTACs with 233 beds to Kindred in exchange for 4 LTACs with 287 beds and $800K in cash 6

Revenue Mix 2014 2015 2015 (PF) 7 Note: 2015(PF) is proforma to include full year ownership of Concentra plus Physiotherapy Associates Specialty Hospitals 73% Outpatient 27% Specialty Hospitals 63% Outpatient 22% Concentra 15% Specialty Hospitals 53% Outpatient 25% Concentra 22%

Payor Mix 2014 2015 2015 (PF) 8 Note: 2015(PF) is proforma to include full year ownership of Concentra plus Physiotherapy Associates Medicare 45% Non Medicare 55% Medicare 37% Non Medicare 63% Medicare 32% Non Medicare 68%

Long-Term Acute Care Specialty Hospitals

3 2 2 1 1 2 2 2 9 2 3 3 11 5 15 9 1 1 1 3 2 5 2 6 1 5 10 Select Medical LTAC Hospitals 10 109 Long-Term Acute Care Hospitals (LTACH) (27 States) As of 12/31/15 1 1 As of 12/31/15

LTACH Overview Major provider of LTACH services in U.S. 109 hospitals 80 hospital-in-hospital (2,885 beds); average size 36 beds 28 freestanding (1,563 beds); average size 56 beds 1 managed hospital Ownership of freestanding LTACHs 17 owned 11 leased 11

LTACH Legislation LTACH Patient Criteria passed in late December 2013 as part of Budget bill and SGR - effective beginning Q4 2015 LTACH Rates for patients with; 3 day prior short term acute hospital ICU/CCU stay or Ventilation patients for > 96 hours in the LTACH Other patients receive “site neutral” rate which is lesser of; IPPS per diem (capped at the IPPS DRG amount plus outlier payment) or 100% cost Site Neutral payments phased in over 3 years 12

Patient Criteria Phase-In 13 HOSPITALS MOVING TO CRITERIA >>> Note: Hospitals as of 12/31/15 2015 2016 36 HOSPITALS 1,567 BEDS Q4 ‘15 Q1 ‘16 Q2 ‘16 Q3 ‘16 16 HOSPITALS 715 BEDS 37 HOSPITALS 1,343 BEDS 19 HOSPITALS 823 BEDS

LTACH Regulatory Impact Well-positioned to succeed in an evolving landscape Patient criteria in place since October 1, 2015 34 hospitals under criteria as of January SEM hospitals are largely compliant 1/31/2016 compliance for all SEM LTACHs at 86.0% 34 hospitals pre vs post criteria occupancy change (2.6%) Average per hospital impact ~0.8 patients 14

Status of LTACHs in Criteria

• **Number of Hospitals:**	**34**
• **Post-criteria hospitals equal to or above pre-criteria census:**	**21**
• **Post-criteria hospitals below pre-criteria census:**	**13**
• **% of total compliant patients to total patients:**	**86.0%[1]**

Key volume indicators from sample

• Total post -criteria Average Daily Census ("ADC"):	**~1,033 patients**
• % change in ADC pre to post criteria (for the 34 hospitals):	**(2.6%)[2]**
– Daily patient impact (for the 34 hospitals):	**(27.6)**
– Average patient impact per hospital per day:	**~0.8**

Key pricing indicators from sample

• Change in CMI Index from non-compliance (pre-criteria) to compliant (post-criteria):	**25-36 pts[3]**
• Illustrative impact to DRG payment	
– Base rate (CMI = 1.0):	**~$40k**

Example of a 30pt[4] increase in the CMI Index

• Non-compliant CMI: 0.95	
– DRG payment: $40k x 0.95 =	**$38k**
• Compliant CMI: 1.25	
– DRG payment: $40k x 1.25 =	**$50k**
• **Pricing impact: ~30%[4]**	

The positive pricing impact (+30%) more than offsets the negative volume impact (-2.6%) from the new LTACH criteria

(1) As of 01/31/16 based on all LTACH patients; Measured by all patients meeting LTACH criteria divided by all LTACH patients
(2) Compares 90 days of pre-criteria ADC to post-criteria ADC
(3) Based on October and November hospitals (11 hospitals) through December 31, 2015; the 30pt increase is the approximate average increase in CMI index from non-compliance to compliance
(4) The pricing impact is calculated as the percent change between DRG payment for non-compliant of $38k and the DRG payment for compliant of $50k; (($50k-$38k)/$38k)= 31.6%

Select Medical: Improving Quality of Life

15

Inpatient Rehabilitation Specialty Hospitals

Acquired Kessler Institute in September 2003 The Kessler Rehabilitation network: Three freestanding inpatient rehab hospitals (336 total beds) 89 outpatient rehab clinics Largest licensed rehab hospital in U.S. U.S. News & World Report has recognized Kessler Institute as one of the nation’s best in rehabilitation for the past 20 years. Ranked by U.S. News and World Report among the top one percent of the nation's inpatient rehab hospitals. One of only eight rehab hospitals in the U.S. to receive dual federal designations as a Model System (brain and spinal cord injury). Inpatient Rehabilitation Hospitals 17

Operational Joint Ventures Consolidated Joint Ventures: Non-Consolidating Joint Ventures: Dallas, TX 4 IRFs (220 beds) 2 managed units 52 outpatient clinics Scottsdale, AZ 50 bed IRF Columbus, OH 44 bed IRF Atlanta, GA 56 bed IRF 22 outpatient clinics Hershey, PA 76 bed IRF 22 bed TCU St. Louis, MO 2 IRFs (95 beds) 1 managed unit 45 outpatient clinics San Antonio, TX 42 bed IRF Harrisburg, PA 55 bed IRF 21 outpatient clinics 18 Cleveland, OH 60 bed IRF (opened Dec. 2015) 2 managed units

JVs Under Construction Los Angeles, CA 138 bed IRF (opening Q2 2016) Cincinnati, OH 60 bed IRF (opening Q2 2016) Currently managing 2 units with 46 total beds New Orleans, LA 60 bed IRF (opening 2017) Currently managing 1 unit with 29 total beds 19

Growing Rehabilitation Network Partner in joint ventures with premier acute care hospitals and systems to build post acute networks 20

Specialty Hospitals Poised for Growth LTACH REHAB 2014 2015 2016 2 new LTACHs 1 new LTACH 3 new LTACHs 1 new LTACH 1 new LTACH Begin phase-in of LTACH patient criteria 21

Outpatient Rehab Clinics Outpatient Rehabilitation

Outpatient Rehabilitation - Industry 1,038 Outpatient Rehabilitation Clinics (31 States and D.C.) Source: Company public filings and websites as of Dec. 31, 2015 Select (1,038) Physiotherapy Associates (558) USPH (508) ATI (~500) 12 7 7 15 2 17 25 15 20 93 1 63 10 47 19 60 7 45 153 2 20 2 21 32 46 13 16 23 3 98 12 129 23

Outpatient Rehab Clinics 42% 13% 22% 23% 24 YEAR 2010 2011 2012 2013 2014 VISITS (000’s) REVENUE PER VISIT $101 4,567 $103 4,470 $103 4,569 $104 4,781 $103 4,971 2015 $103 5,219 CAGR 4.0%

2016 Outpatient Initiatives Continued growth in workers’ comp business by illustrating historical ROI benefits of working with Select Payors/Employers Expand hand therapy services Expand concussion management program Continued development of start-up clinics Integration of Physio clinics 25

Concentra

Concentra Investment Rationale Business well known by both WCAS and Select Complementary to Select’s outpatient rehabilitation business Significant geographic overlap of Concentra centers and Select outpatient clinics Select’s track record of successful acquisitions combined with WCAS’s historical knowledge of Concentra provides meaningful opportunity to increase margins Strategically aligned partners, platform for synergies, and compelling value proposition 27

Concentra acquired 6/01/15 Concentra is the leading provider of occupational health with 471 locations across 43 states Service lines: Centers: 300 occupational health locations, with some consumer health Onsite Clinics: 138 locations at employer locations CBOCs: 33 Community Based Outpatient Clinics serving Veterans Health Administration patients 28

Post-Acquisition Update Management transition Earnings June – December 2015 Revenue = $585.2 million Adjusted EBITDA = $48.3 million Adjusted EBITDA margin = 8.3% Identification of $36 million of cost saving synergies 29

Financial Overview

Financial Metric Trends Net Revenue Adjusted EBITDA CAGR 9.4% CAGR 5.4% $2,390 $2,805 $2,949 $2,976 $3,065 $307 $386 $406 $373 $364 ($ in millions) ($ in millions) 31 $3,743 $399 2010 2011 2012 2013 2014 2015 Hospitals Outpatient Concentra 2010 2011 2012 2013 2014 2015 Hospitals Outpatient Concentra

Annual Capital Expenditures Accelerated development spending in 2014-2015 $52 $46 $68 $74 $183 32 $95 ($ in millions) $0 $25 $50 $75 $100 $125 $150 2010 2011 2012 2013 2014 2015 Maintenance Concentra Development

Debt Maturities 33 ($ in millions) As of December 31, 2015 $229 $10 $824 $5 $10 $715 $421 $200 $0 $200 $400 $600 $800 $1,000 2016 2017 2018 2019 2020 2021 2022 2023 SEM Revolver (L + 3.75%) SEM Term Loan E (L + 4.00% - 1% floor) SEM Term Loan D (L + 2.75%) SEM Senior Notes 6.375% Concentra 1st Lien (L+ 3.00% - 1% floor) Concentra 2nd Lien (L+ 8.00% - 1% floor) Concentra Revolver (L+ 3.00%)

Free Cash Flow Focus on Free Cash Flow Generation ($ in millions) Note: Free Cash Flow calculated as Net Cash Provided by Operating Activities less Purchases of Property and Equipment See Slide 38 for non-GAAP reconciliation 34 $93 $171 $231 $119 $75 $25 2010 2011 2012 2013 2014 2015

Financial Policy 35 Highly accretive upon execution of synergies Only in existing and related businesses Execution of put / call to begin end of FY18 (max 33.3% per year) Board decision but none for the foreseeable future MINORITY EQUITY IN CONCENTRA DIVIDENDS USE OF CAPITAL (OPPORTUNISTIC) ACQUISITION STRATEGY STOCK BUYBACK Stock buybacks will continue to be opportunistic To be funded with cash or stock

Financial Guidance 2016 Net Revenue $4,000M - $4,200M Adjusted EBITDA $470M - $510M Adjusted EPS $0.72 - $0.91 36 Excludes acquisition of Physiotherapy Associates

Appendix: Additional Materials

Non-GAAP Reconciliation ($ in millions) 38 2010 2011 2012 2013 2014 2015 Net Income $82 $113 $154 $123 $128 $136 (+) Income tax 42 71 90 75 76 72 (+/-) Equity in losses/(earnings) of unconsolidated subsidiaries 1 (3) (8) (2) (7) (17) (+/-) Other expense / (income) (1) - - - - - (+) Interest expense, net 112 99 95 87 86 113 (-/+) (Gain) / Loss on debt retirement - 31 6 19 2 - (+) (Gain) on Equity Investment (30) (+) Concentra acquisition costs 5 (+) Depreciation and Amortization 69 71 63 64 68 105 (+) Stock Based Compensation 2 4 6 7 11 15 Adjusted EBITDA $307 $386 $406 $373 $364 $399 Net Cash Provided by Operating Activities $145 $217 $299 $193 $170 $208 (-) Purchase of Property and Equipment 52 46 68 74 95 183 Free Cash Flow $93 $171 $231 $119 $75 $25

Consolidated Pro Forma 2015 EBITDA Bridge Note: Physio run-rate synergies to be achieved by 2018 = SEM 2015 Credit Agreement EBITDA = $368.3mm = PF Physio Acquisition 2015 Credit Agreement EBITDA = $421.4mm = Concentra Adjusted 2015 EBITDA = $130.6 mm 1 2 3 4 5 6 7 8 1 6 1 6 7 8 2 4 5 + + + + + + 39 $350.9 $399.2 $552.0 $17.4 $48.3 $46.3 $36.0 $32.7 $20.4 SEM (w/o Concentra) EBITDA Concentra Contribution (June-Dec 2015) SEM EBITDA Concentra Standalone (Jan-May 2015) Concentra Synergies Allowed SEM Credit Agreement Adjustments (Start-Up Losses) Physio EBITDA PF Physio Synergies SEM+Concentra+Physio EBITDA

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